Offerings - Offering: 1	Mar. 03, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	3,276
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 3,276,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 501.56
Offering Note	Fee per Rule 457(r)